UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-23299
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OFS Credit Company, Inc.
(Exact name of registrant as specified in charter)
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10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of principal executive offices)
Bilal Rashid
Chief Executive Officer
OFS Credit Company, Inc.
10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)
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Registrant’s telephone number, including area code: (847) 734-2000
Date of fiscal year end: October 31
Date of reporting period: April 30, 2019

Item 1. Report to Stockholders

The Company's Semi-Annual Report to stockholders for the six months ended April 30, 2019 is filed herewith.

OFS CREDIT

OFS Credit Company, Inc.

First Half 2019 Stockholder Letter and Semi-Annual Report

NASDAQ Symbols: OCCI / OCCIP

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY
Beginning in June 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of stockholder reports for OFS Credit Company, Inc. (the “Company”) such as this report will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive stockholder reports electronically, you will not be affected by this change and you do not need to take any action. For stockholder reports and other communications from the Company issued prior to June 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. This information is available free of charge by contacting us by mail at 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606; by telephone at (847) 734-2000 or on our website at http://www.ofscreditcompany.com.
You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your stockholder reports after June 2021. This information is available free of charge by contacting us by mail at 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606; by telephone at (847) 734-2000 or on our website at http://www.ofscreditcompany.com. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary.

OFS CREDIT COMPANY, INC.

TABLE OF CONTENTS - SEMI-ANNUAL REPORT

June 13, 2019

To Our Stockholders:

We are pleased with our investment and financing activity since our October 2018 initial public offering (“IPO”) and we continue to see compelling investment opportunities. We seek to provide income for our stockholders and believe there are additional opportunities to benefit from greater scale, a lower cost of financing and continued portfolio diversification. Our adviser and affiliates continue to own 13% of our common stock.
Our Board of Directors has declared monthly $0.167 per share regular cash dividends for our common stockholders since our IPO. This monthly rate implies an annual rate of $2.00 per share, or 10.55%, based on our April 30, 2019 net asset value per share of $18.95.
We completed our IPO in early October 2018 by offering 2.5 million shares of common stock at $20 per share. Since our adviser paid all the fees associated with our IPO, we generated net proceeds of $50.0 million. In the same month, we closed investments totaling approximately $43 million. In the three months ended January 31, 2019, we invested an additional aggregate amount of approximately $7.6 million.
During March and April 2019, we issued $21.3 million of 6.875% Series A Term Preferred Stock due 2024 at a public offering price of $25.00 per share. We invested another $21.6 million in the three months ended April 30, 2019. It is important to note that we did not realize the full benefit of these investments in the quarter ended April 30, 2019, since the offering occurred in the second half of the quarter.
As of April 30, 2019, our portfolio consisted of $64.9 million of investments in the equity tranches of 29 CLOs, 25 of which have a reinvestment period ending in 2022 or beyond. We have focused on investing in CLO equity securities with lengthy reinvestment periods in order to maximize our cash flows.
Our investment adviser, OFS Capital Management, LLC, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, as of March 31, 2019, had approximately $2.2 billion of committed assets under management.
The CLOs in which we invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We believe that there are limited options for public investors to access this unique asset class, through which our investors can gain exposure to a diversified pool of senior floating rate corporate loans with varying vintages.
We intend to invest in CLO securities that we believe have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities. We believe our adviser is uniquely positioned to manage the Company given its expertise in both investing in structured credit (CLO equity and subordinated debt tranches) and managing CLOs, which entails underwriting corporate loans in the Broadly Syndicated loan market. We are excited about the outlook for the Company.

Bilal Rashid
Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding our performance during the six months ended April 30, 2019. The views and opinions in this letter were current as of June 13, 2019. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. We undertake no duty to update any forward-looking statement made herein.
[Not Part of the Semi-Annual Report]

Important Information

This report is transmitted to the stockholders of OFS Credit Company, Inc. (“we,” “us,” “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of April 30, 2019. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About OFS Credit Company, Inc.

The Company is a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, or the “1940 Act.” Our investment adviser is OFS Capital Management, LLC, which we refer to as “OFS Advisor” or the “Advisor.” Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which we intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80%, we may also invest in other securities and instruments that are related to these investments or that OFS Advisor believes are consistent with our investment objectives, including senior debt tranches of CLOs, vehicles that provide access to leveraged loans, and loan accumulation facilities. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between three and six times prior to a CLO’s pricing. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

OFS Credit Company, Inc.

Summary of Certain Portfolio Characteristics (unaudited)
As of April 30, 2019

The information presented below is on a look–through basis to the portfolio of CLO investments held by the Company as of April 30, 2019 and reflects the aggregate underlying exposure of the combined portfolio of those investments. The data is estimated and unaudited and is derived from third party sources based on reported information available as of April 30, 2019.

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO investments and other unrated investments reported as of April 30, 2019 are provided below:		The top ten underlying obligors on a look-through basis to the Company’s CLO investments and other unrated investments reported as of April 30, 2019 are provided below:
Top 10 Industries of Underlying Obligors		Top 10 Underlying Obligors
Moody's Industry Name	% of Total	Obligor	% of Total
High Tech Industries	10.4%	Altice SFRFP	0.8%
Healthcare & Pharmaceuticals	10.1%	Asurion	0.7%
Services: Business	9.4%	CenturyLink	0.6%
Banking, Finance, Insurance & Real Estate	6.7%	Dell International	0.6%
Hotel, Gaming & Leisure	5.6%	BMC Software	0.6%
Telecommunications	5.5%	Cablevision Systems	0.6%
Media: Broadcasting & Subscription	4.8%	Albertson's	0.5%
Chemicals, Plastics & Rubber	4.5%	TransDigm	0.5%
Construction & Building	3.9%	American Airlines	0.5%
Retail	3.8%	SS&C	0.5%
Total	64.7%	Total	5.9%

The credit ratings distribution of the underlying obligors on a look-through basis to the Company’s CLO investments and other unrated investments reported as of April 30, 2019 is provided below:

(1) CLO indentures commonly require rating of the underlying collateral by nationally recognized rating agencies. Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” for comparison and informational purposes. This data represents underlying portfolio characteristics of the Company’s CLO equity portfolio. We have presented the S&P ratings of the underlying collateral of the CLO vehicles in which we are invested at April 30, 2019 because we believe S&P generally provides greater rating coverage across the underlying loan portfolios.  Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).

The maturity distribution of the underlying obligors on a look-through basis to the Company’s CLO investments and other unrated investments reported as of April 30, 2019 is provided below:

OFS Credit Company, Inc.
Statement of Assets and Liabilities
April 30, 2019
(unaudited)

Assets:
Investments at fair value (cost of $66,883,042)	$64,870,172
Cash	4,299,692
Prepaid expenses and other assets	29,648
Total assets	69,199,512

Liabilities:
6.875% Series A Term Preferred Stock (net of deferred debt issuance costs of $817,416)	20,499,084
Payable to adviser and affiliates	1,071,938
Accrued professional fees	116,975
Other liabilities	32,713
Total liabilities	21,720,710

Commitments and contingencies (Note 5)

Net assets	$47,478,802

Net assets consists of:
Common stock, par value of $0.001 per share; 90,000,000 shares authorized and 2,505,044 shares issued and outstanding as of April 30, 2019	$2,505
Paid-in capital in excess of par	49,964,646
Total distributable earnings	(2,488,349)
Total net assets	47,478,802

Total liabilities and net assets	$69,199,512

Net asset value per share	$18.95

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Operations
Six Months Ended April 30, 2019
(unaudited)

Investment income
Interest income	$3,550,099

Operating expenses
Interest expense	165,696
Management fees	468,472
Incentive fees	472,523
Administration fees	311,201
Professional fees	157,583
Board of directors fees	90,000
Other expenses	148,238
Total operating expenses	1,813,713
Less: waiver of management fee (Note 3)	(220,441)
Net operating expenses	1,593,272

Net investment income	1,956,826

Realized and unrealized gain (loss) on investments
Net realized gain on investments	10,175
Net unrealized depreciation on investments	(2,082,340)
Net loss on investments	(2,072,165)

Net decrease in net assets resulting from operations	$(115,339)

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Changes in Net Assets

	Six Months Ended April 30, 2019 (unaudited)	Period from October 10 (commencement of operations) through October 31, 2018
Increase in net assets resulting from operations:
Net investment income	$1,956,826	$217,037
Net realized gain on investments	10,175	—
Net unrealized depreciation on investments	(2,082,340)	69,470
Net decrease in net assets resulting from operations	(115,339)	286,507

Distributions paid to stockholders	(2,793,089)	—

Capital share transactions:
Proceeds from sale of shares	—	50,000,000
Common stock issued from reinvestment of stockholder distributions	723	—
Net increase in net assets resulting from capital transactions	723	50,000,000

Net (decrease) increase in net assets	(2,907,705)	50,286,507

Net assets at the beginning of the period	50,386,507	100,000
Net assets at the end of the period	$47,478,802	$50,386,507

Capital share transactions:
Shares at the beginning of the period	2,505,000	5,000
Initial public offering	—	2,500,000
Common stock issued from reinvestment of stockholder distributions	44	—
Shares at the end of the period	2,505,044	2,505,000

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Cash Flows
Six Months Ended April 30, 2019
(unaudited)

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(115,339)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(10,175)
Net unrealized depreciation on investments	2,082,340
Amortization of debt issuance costs	16,778
Accretion of interest income on structured-finance securities	(3,536,348)
Purchase of portfolio investments	(29,131,616)
Distributions from portfolio investments	5,422,189
Sale of portfolio investments	2,179,378
Changes in operating assets and liabilities:
Investment distribution receivable	155,443
Prepaid expenses and other assets	(16,093)
Due to adviser and affiliates	1,061,938
Accrued professional fees	20,029
Payable for investment purchased	(590,000)
Other liabilities	14,925
Net cash used in operating activities	(22,446,551)

Cash flows from financing activities
Proceeds from issuance of preferred stock	21,316,500
Underwriting fees and offering costs relating to issuance of preferred stock	(834,194)
Distributions paid to shareholders of common stock	(2,792,366)
Net cash provided by financing activities	17,689,940

Net decrease in cash	(4,756,611)
Cash at beginning of period	9,056,303
Cash at end of period	$4,299,692

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$152,989
Reinvestment of stockholder distributions	44

See Notes to Financial Statements.

OFS Credit Company, Inc.
Schedule of Investments
April 30, 2019
(unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Structured Finance (1) (2)
Allegro CLO VII, Ltd.
Subordinated Notes	16.23%	2/14/2019	6/13/2031	$2,000,000	$1,677,454	$1,760,000	3.7%

Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	15.25%	10/5/2018	4/13/2031	2,100,000	1,777,412	1,764,000	3.7

Atlas Senior Loan Fund X Ltd.
Subordinated Notes	18.24%	10/5/2018	1/15/2031	5,000,000	3,175,788	2,900,000	6.1

Atlas Senior Loan Fund IX Ltd.
Subordinated Notes	17.16%	10/5/2018	4/20/2028	1,200,000	652,177	612,000	1.3

Battalion CLO IX Ltd.
Income Notes (7)	17.32%	10/10/2018	7/15/2031	1,079,022	727,858	712,155	1.5
Subordinated Notes	17.32%	10/10/2018	7/15/2031	1,770,978	1,194,618	1,168,846	2.5
				2,850,000	1,922,476	1,881,001	4.0
Battalion CLO XI Ltd.
Subordinated Notes	16.86%	3/20/2019	10/24/2029	5,000,000	4,234,835	4,300,000	9.1

Crown Point CLO 4 Ltd.
Subordinated Notes	15.50%	3/22/2019	4/20/2031	3,000,000	2,626,158	2,760,000	5.8

Dryden 30 Senior Loan Fund
Subordinated Notes	14.38%	10/5/2018	11/15/2028	1,000,000	593,125	530,000	1.1

Dryden 41 Senior Loan Fund
Subordinated Notes	12.48%	10/5/2018	4/15/2031	2,600,000	1,889,046	1,716,000	3.6

Dryden 53 CLO, LTD.
Income Notes (7)	13.97%	10/5/2018	1/15/2031	3,200,000	2,628,606	2,560,000	5.4

OFS Credit Company, Inc.
Schedule of Investments
April 30, 2019
(unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Dryden 38 Senior Loan Fund
Subordinated Notes	12.72%	10/5/2018	7/15/2030	$2,600,000	$1,849,887	$1,820,000	3.8%

Elevation CLO 2017-7, Ltd.
Subordinated Notes	15.11%	10/5/2018	7/15/2030	4,750,000	3,749,425	3,515,000	7.4

Elevation CLO 2017-8, Ltd.
Subordinated Notes	14.37%	10/5/2018	10/25/2030	2,000,000	1,646,407	1,520,000	3.2

TCI-Flatiron CLO 2017-1, Ltd.
Subordinated Notes	15.00%	3/22/2019	5/15/2030	3,000,000	2,109,125	2,100,000	4.4

Flatiron CLO 18 Ltd.
Subordinated Notes	12.62%	10/5/2018	4/17/2031	4,500,000	3,882,950	3,645,000	7.7

Greenwood Park CLO, Ltd.
Subordinated Notes	12.28%	10/5/2018	4/15/2031	4,000,000	3,557,616	3,280,000	6.9

Halcyon Loan Advisors Funding 2018-1 Ltd.
Subordinated Notes	16.92%	3/20/2019	7/20/2031	3,000,000	2,459,918	2,520,000	5.3

HarbourView CLO VII-R, Ltd.
Subordinated Notes	16.14%	10/5/2018	11/18/2026	3,100,000	1,945,377	1,953,000	4.1

Madison Park Funding XXIII, Ltd.
Subordinated Notes	7.30%	10/5/2018	7/27/2047	2,200,000	2,061,715	1,936,000	4.1

Marble Point CLO X Ltd.
Subordinated Notes	11.76%	10/5/2018	10/15/2030	6,500,000	5,045,805	4,745,000	10.0

OFS Credit Company, Inc.
Schedule of Investments
April 30, 2019
(unaudited)

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Marble Point CLO XI Ltd.
Income Notes (7)	15.17%	10/5/2018	12/18/2047	$1,500,000	$1,256,453	$1,095,000	2.3%

MidOcean Credit CLO VII Ltd.
Income Notes	12.48%	3/20/2019	7/15/2029	3,275,000	2,420,425	2,521,750	5.3

MidOcean Credit CLO VIII Ltd.
Income Notes	16.85%	1/14/2019	2/20/2031	3,250,000	2,668,559	2,730,000	5.7

MidOcean Credit CLO IX Ltd.
Income Notes	17.53%	11/21/2018	7/20/2031	3,000,000	2,178,140	2,340,000	4.9

Sound Point CLO IV-R, Ltd.
Subordinated Notes	14.48%	11/2/2018	4/18/2031	4,000,000	1,618,474	1,520,000	3.2

THL Credit Wind River 2014-3 CLO Ltd.
Subordinated Notes	12.82%	10/10/2018	10/22/2031	2,778,000	2,003,903	1,777,920	3.7

Venture 33 CLO Limited
Subordinated Notes	16.34%	3/21/2019	7/15/2031	3,150,000	2,618,027	2,614,500	5.5

Voya CLO 2017-4, Ltd.
Subordinated Notes	14.11%	10/5/2018	10/15/2030	1,000,000	874,178	830,000	1.7

ZAIS CLO 3, Limited
Income Notes (7)	16.68%	10/10/2018	7/15/2031	1,038,255	652,462	602,188	1.3
Subordinated Notes	16.68%	10/10/2018	7/15/2031	1,761,745	1,107,119	1,021,813	2.2
				2,800,000	1,759,581	1,624,001	3.5

Total Structured Finance Notes				$88,353,000	$66,883,042	$64,870,172	136.5%

OFS Credit Company, Inc.
Schedule of Investments
April 30, 2019
(unaudited)

(1) These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act of 1933, as amended.
(2) Structured finance investments, including income notes and subordinated notes, are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. These securities are colloquially referred to as CLO equity.
(3) The effective yield is estimated based upon the current projection of the amount and timing of distributions in addition to the estimated amount of terminal principal payments. Effective yields for the Company's CLO subordinated debt positions are monitored and evaluated at each reporting date. The estimated yield and investment cost may ultimately not be realized. As of April 30, 2019, the Company's weighted-average effective yield on its aggregate CLO structured finance positions, based on current amortized cost, was 14.64%.
(4) Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO structured finance investments.
(5) The fair value of all investments was determined using significant, unobservable inputs. See "Note 4. Fair Value of Financial Instruments".
(6) Maturity represents the contractual maturity date of the structured finance notes. Expected maturity and cash flows, not contractual maturity and cash flows, were utilized in deriving the effective yield of the investments.
(7) Security issued by an affiliate of named issuer.

See Notes to Financial Statements.

Note 1. Organization
OFS Credit Company, Inc., (the “Company”) is a Delaware corporation formed on September 1, 2017. The Company’s operations commenced on October 10, 2018 upon completion of the sale and issuance of 2,500,000 shares of common stock at an aggregate purchase price of $50,000,000 (the "Offering"). Prior to October 10, 2018, there had been no activity other than the sale and issuance of 5,000 shares of common stock at an aggregate purchase price of $100,000 to OFS Funding I, LLC, a wholly owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”).
The Company is a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually hereafter, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment adviser is OFS Capital Management, LLC, which the Company refers to as “OFS Advisor”. The Company's primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. The Company invests its assets in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated/residual tranche securities ("Structured Finance Notes"); (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.

Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), including the provision ASC Topic 946, Financial Services — Investment Companies, and the reporting requirements of the 1940 Act and Article 6 of Regulation S-X. In the opinion of management, the financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Cash: The Company’s cash is maintained with a member bank of the FDIC and, at times, such balances may be in excess of the FDIC insurance limits. Cash as of April 30, 2019, includes $4,299,692 held at US Bank National Association.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
Changes to the valuation policy are reviewed by management and the Company’s board of directors (the "Board"). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
See Note 4 for additional disclosures of the Company’s fair value measurements of its financial instruments.
The Company may acquire Structured Finance Notes of CLO investment vehicles or invest in CLO loan accumulation facilities. In valuing such investments, the Company considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by broker-dealers. The Company also considers the operating

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

metrics of the CLO vehicle, including compliance with collateralization tests, concentrating limits, defaults, restructuring activity and prepayment rates on the underlying loans, as applicable. The Company engages a third-party valuation firm to provide assistance to the Company's Board in valuing our investments, which the Board evaluates and considers in determining fair value.
Investment Income
Interest income: Interest income from investments in Structured Finance Notes is recognized on the basis of the estimated effective yield to expected redemptions utilizing assumed cash flows in accordance with ASC Sub-topic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its Structured Finance Notes, and the effective yield is determined and updated periodically.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payables for investments purchased. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis. Investments are valued at fair value as determined in good faith by the Board. The Company reports changes in the fair value of investments as net changes in unrealized appreciation/depreciation on investments in the statement of operations.
Deferred debt issuance costs: Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. Deferred debt issuance costs are presented as a direct reduction of the related debt liability on the consolidated statements of assets and liabilities. Deferred debt issuance costs are amortized to interest expense over the term of the related debt.
Interest expense: Interest expense is recognized on an accrual basis as incurred.
Income taxes: The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its investment company taxable income ("ICTI"), to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.
The Company may choose to retain a portion of ICTI in an amount less than that which would trigger U.S. federal income tax liability under Subchapter M of the Code; however, the Company may be liable for 4% excise tax on a portion of such income unless it timely distributes at least 98.2% of its ICTI to its stockholders. Excise tax liability is recognized when the Company determines its distributions from current year ICTI less than 98.2% of its estimated current year annual ICTI, as defined in the Code. The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at April 30, 2019.
Distributions: Distributions to stockholders are recorded on the applicable record date. The timing of monthly distributions as well as the amount to be paid out as a distribution is determined by the Board each quarter. Distributions from net investment income and net realized gains are determined in accordance with the Code. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.
Distributions are reported as ordinary income, capital gains or return of capital in accordance with their tax character under GAAP. Net investment income determined accordance with tax regulations may differ from net investment income for financial reporting purposes. Differences may be permanent or temporary. Permanent differences result in a reclassification between capital accounts. Additionally, certain short-term capital gains may be reported as ordinary income. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders. Distributions paid by the Company in accordance with RIC requirements are subject to re-characterization for tax purposes.
Concentration of credit risk: Aside from its instruments in Structured Finance Notes and CLO loan accumulation facilities, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss related to our cash deposits is minimal. The amount of loss due to credit risk from investments in Structured Finance Notes, if underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements, and the collateral or other security for those instruments proved to be of no value to the Company is equal to the Company's recorded investment in Structured Finance Notes.

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

Note 3. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an investment advisory and management agreement (the "Investment Advisory Agreement"). The Investment Advisory Agreement was approved by the Board on July 6, 2018 and became effective October 4, 2018. Under the terms of the Investment Advisory Agreement, OFS Advisor is responsible for: i) determining the composition of the portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes; ii) identifying, evaluating and negotiating the structure of the investments made (including performing due diligence on prospective investments); iii) closing and monitoring the investments made and iv) providing other investment advisory, research and related services as required. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). OFS Advisor’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including OFS Capital Corporation and Hancock Park Corporate Income, Inc.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee ("Base Management Fee") and an incentive fee ("Incentive Fee"). The Base Management Fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of the Company’s “Total Equity Base”, defined as the net asset value (“NAV”) of the Company’s shares of common stock and the paid-in capital of the Company’s preferred stock. Base Management Fees are paid by the holders of our shares of common stock and are not paid by holders of preferred stock, or the holders of any other types of securities that the Company may issue. Base Management Fees for any partial calendar quarter are prorated based on the number of days in such quarter. The Base Management Fee does not increase when the Company borrows funds, but will increase if the Company issues preferred stock.
For the period from October 10, 2018 (commencement of operations) through January 31, 2019, OFS Advisor agreed to waive the Base Management Fee, without recourse against or reimbursement by the Company.
The Incentive Fee is calculated and payable quarterly in arrears and equals 20% of the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to OFS Advisor in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the administrative services agreement to OFS Capital Services, LLC, ("OFS Services") and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes accrued income that the Company has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses.
In calculating the Incentive Fee for any given calendar quarter, Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% of the Company’s net asset value per quarter (8.00% annualized) (the "Hurdle Rate"). For such purposes, the Company’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its reported net assets as of the prior period end. The Company’s net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the Base Management Fee. The Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

(A)	no Incentive Fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of NAV;

(B)
100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of NAV in any calendar quarter (10.00% annualized). The Company refers to this portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of NAV in any calendar quarter; and

(C)
20.0% of that portion of the Company’s pre-Incentive Fee net investment income, if any, with respect to which the Rate of Return exceeds 2.50% in such quarter (10.0% annualized) is payable to the Advisor (that is, once the hurdle

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Advisor).
There shall be no accumulation of amounts on the Hurdle Rate from quarter to quarter, no claw back of amounts previously paid if the rate of return in any subsequent quarter is below the Hurdle Rate and no delay of payment if the Rate of Return in any prior quarters was below the Hurdle Rate. Incentive Fees shall be adjusted for any share issuances or repurchases during the calendar quarter, and Income-Based Fees for any partial quarter shall be prorated based on the number of days in such quarter.
Administration Agreement: OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for the Company to operate. OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an administrative services agreement (the "Administration Agreement"). The Administration Agreement was approved by the Board on July 6, 2018 and became effective on October 4, 2018. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the Securities and Exchange Commission or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion (subject to the review and approval of the Board) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services. After the first two years of effectiveness, the Administration Agreement may be renewed annually with the approval of the Board, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
Expenses recognized for the six months ended April 30, 2019 under agreements with OFS Advisor and OFS Services are presented below:

Six Months Ended April 30, 2019
Base management fees	$468,472
Base management fee waiver	(220,441)
Incentive fees	472,523
Administration fees	311,201

Note 4. Fair Value of Financial Instruments
The following table provides quantitative information about the Company’s Level 3 fair value measurements as of April 30, 2019. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

	Fair Value as of April 30, 2019	Valuation Techniques	Unobservable Input	Range (2) (Weighted average) (3)
Investment Type
Structured Finance Notes	$64,870,172	Market quotes	NBIB (1)	38% - 92% (75.53%)

(1) The Company generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service near the valuation date as the primary basis for the fair value determinations for Structured Finance Notes investments. These bid prices are non-binding, and an actual transaction price may differ. Each bid price is evaluated by the Board in conjunction with additional information compiled by OFS Advisor, including observed transactions at or near the valuation date, and performance and covenant compliance information as provided by the independent trustee.
(2) The range is comprised of the NBIB's provided by the independent pricing service.
(3) Weighted average is calculated based on fair value of investments.

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

The following tables present changes in the investment measured at fair value using Level 3 inputs for the period ended April 30, 2019.

Structured Finance Notes
Level 3 assets, Beginning of period	$41,875,940

Net realized gain on investments	10,175
Net unrealized depreciation on investments (1)	(2,082,340)
Accretion of interest income on structured-finance securities	3,536,348
Purchase of portfolio investments	29,131,616
Sale and redemption of portfolio investments	(2,179,378)
Distributions from portfolio investments	(5,422,189)

Level 3 assets, April 30, 2019	$64,870,172

(1) The change in net unrealized depreciation during the period on level 3 assets held at the end of period is $2,082,340.
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments.
The following tables present the fair value measurements of the Company's debt and indicate the fair value hierarchy of the significant unobservable inputs utilized by the Company to determine such fair values as of April 30, 2019:

Description	Level 1	Level 2	Level 3	Total
6.875% Series A Term Preferred Stock	$21,538,192	$—	$—	$21,538,192

Description	Carrying Value	Fair Value
6.875% Series A Term Preferred Stock	$20,499,084	$21,538,192

Note 5. Commitments and Contingencies
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

Note 6. Mandatorily Redeemable Preferred Stock
Preferred Stock Transactions
The Company's 6.875% Series A Term Preferred Stock is mandatorily redeemable at March 31, 2024. At any time on or after March 31, 2021, the Company may, in its sole option, redeem the outstanding shares of Series A Term Preferred Stock ("Term Preferred Shares") in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. The effective interest rate of the Term Preferred Shares including amortization of debt issuance costs is 7.95%.
During the six months ended April 30, 2019, the Board declared and paid the following distributions on Term Preferred Shares.

Record Date	Payable Date	Dividend Per Preferred Share
March 25, 2019	April 1, 2019	$0.0286458 (1)
April 23, 2019	April 30, 2019	$0.1432292
(1) Partial period.
The Company declared and paid distributions of $144,847 or approximately $0.17 per Term Preferred Shares during the six months ended April 30, 2019.

Note 7. Federal Income Taxes
The Company has elected, and intends to qualify annually hereafter, to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company will be required to distribute annually to its stockholders at least 90% of its ICTI. Additionally, to avoid a 4% U.S. federal excise tax on undistributed earnings the Company will be required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. Maintenance of the Company's RIC status also requires adherence to certain source of income and asset diversification requirements provided under the Code.
The Company has met the source of income and asset diversification requirements as of April 30, 2019, and intends to continue meeting these requirements. The Company’s ICTI differs from the net increase in net assets resulting from operations primarily due to differences in income recognition for Structured Finance Notes for which GAAP requires recognition of an estimated constant yield whereas U.S. federal income tax rules require recognition of net investment income reported to the Company by the underlying CLO fund in the tax period reported, as well as differences in recognition of unrealized appreciation/depreciation of investments.
The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments based on known and estimated GAAP-tax basis differences as of April 30, 2019, were as follows:

Tax-basis amortized cost of investments	$64,107,824
Tax-basis gross unrealized appreciation on investments	1,579,071
Tax-basis gross unrealized depreciation on investments	(816,723)
Tax-basis net unrealized appreciation on investments	762,348
Fair value of investments	$64,870,172

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

Note 8. Financial Highlights
The following is a schedule of financial highlights for the periods ended April 30, 2019 and October 31, 2018:

	Six Months Ended April 30, 2019 (unaudited)	Period from October 10 (commencement) through October 31, 2018
Per share data:
Net asset value per share at beginning of period	$20.11	$20.00
Distributions paid to stockholders	(1.11)	—
Net investment income	0.78	0.08
Net realized gain on investments	—	—
Net unrealized (depreciation) appreciation	(0.83)	0.03
Net increase (decrease) from operations	(0.05)	0.11
Net asset value per share at end of period	$18.95	$20.11
Per share market value, end of period	$18.19	$18.78
Total return based on market value (1)	3.38%	(6.10)%
Total return based on net asset value (2)	0.58%	0.55%
Ratio/Supplemental Data
Net asset value at end of period	$47,478,802	$50,386,507
Ratio of total operating expenses to average net assets (4) (6)	6.51%	4.42%
Ratio of net investment income to average net assets (5) (6)	8.00%	7.17%
Portfolio turnover (3)	14.24%	5.10%

(1)
Total return based on market value is calculated assuming shares of common stock were purchased at the market price at the beginning of the period, distributions were reinvested at a price obtained in the Company's dividend reinvestment plan, and shares were sold at the closing market price on the last day of the period. Total return is not annualized for a period of less than one year.

(2)
Total return based on net asset value is calculated assuming shares of common stock were purchased at the net asset value at the beginning of the period, distributions were reinvested at a price obtained in the Company's dividend reinvestment plan, and shares were sold at the ending net asset value on the last day of the period. Total return is not annualized for a period of less than one year.

(3)	Portfolio turnover rate is calculated using the lesser of period-to-date sales and principal payments or period-to-date purchases over the average of the invested assets at fair value.

(4)	Ratio of total expenses before management fee waiver to average net assets was 7.41% for the period ended April 30, 2019.

(5)	Ratio of net investment income before management fee waiver to average net assets was 7.10% for the period ended April 30, 2019.

(6)	Annualized.

OFS Credit Company, Inc.
Notes to Financial Statements
(unaudited)

Note 9. Capital Transactions
The following table summarizes distributions declared or paid for the six months ended April 30, 2019 on common shares.

Record Date	Payable Date	Dividend Per Common Share
November 5, 2018	November 16, 2018	$0.113
November 12, 2018	November 30, 2018	$0.167
December 10, 2018	December 31, 2018	$0.167
January 14, 2019	January 31, 2019	$0.167
February 21, 2019	February 28, 2019	$0.167
March 22, 2019	March 29, 2019	$0.167
April 23, 2019	April 30, 2019	$0.167
The Company paid distributions of $2,793,089 or $1.11 per common share during the six months ended April 30, 2019. The determination of tax attributes of distributions is made annually as of the end of each year based, in part, on the taxable income for the fiscal year and distributions paid. The tax character of each distribution paid is reported to stockholders on Form 1099-DIV in January following the close of the calendar year.

Note 10. Subsequent Events
The Company evaluated events subsequent to April 30, 2019 to assess the need for disclosure. No subsequent events that require disclosure occurred through June 18, 2019.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a plan that provides for reinvestment of our distributions and other distributions on behalf of our common stockholders (the “DRIP”), unless a common stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our common stockholders who have not “opted out” of our DRIP will have their cash distribution automatically reinvested in additional shares of common stock, rather than receiving the cash distribution.
No action is required on the part of a registered common stockholder to have their cash distribution reinvested in our common stock. A registered common stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to common stockholders. The plan administrator will set up an account for common shares acquired through the DRIP for each common stockholder who has not elected to receive distributions in cash and hold such common shares in non-certificated form. Upon request by a common stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting common shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole common shares and a check for any fractional common share.
Those common stockholders whose common shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We will use primarily newly issued common shares to implement the DRIP, whether our common shares are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase common shares in the open market in connection with our implementation of the plan. The number of common shares to be issued to a common stockholder is determined by dividing the total dollar amount of the distribution payable to such common stockholder by the market price per common share at the close of regular trading on the Nasdaq Capital Market on the valuation date for such distribution. Market price per common share on that date will be the closing price for such common shares on the Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of common shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per common share at which additional common shares will be issued has been determined and elections of our common stockholders have been tabulated.
There will be no brokerage charges or other charges to common stockholders who participate in the DRIP. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per common share brokerage commission from the proceeds.
Common stockholders who receive distributions in the form of common stock are subject to the same U.S. federal tax consequences as are common stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such common stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A common stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the common stockholder. Any common stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the common shares are credited to the U.S. common stockholder’s account.
Participants may terminate their accounts under the DRIP by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the DRIP should be directed to the plan administrator by mail American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (800) 937-5449.
If a common stockholder withdraws or the plan is terminated, such common stockholder will receive the number of whole common shares in their account under the plan and a cash payment for any fraction of a common share in their account.
If a common stockholder holds common shares with a brokerage firm that does not participate in the plan, such common stockholder will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
At an in-person organizational meeting of our Board held on July 6, 2018, our Board unanimously voted to approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered and concluded, among other things:

•
The nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor, including the responses in a questionnaire regarding OFS Advisor’s investment process and OFS Advisor’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of OFS Advisor and the compensation structure for such personnel, and concluded that such services are satisfactory;

•	The investment performance of OFS Advisor;

•
Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by the Company to OFS Advisor were reasonable;

•	Our projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our projected operating expenses were reasonable;

•
Any existing and potential sources of indirect income to OFS Advisor from their relationship with the Company and the profitability of that relationship, and concluded that OFS Advisor’s profitability was not excessive with respect to us;

•
The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;

•	The organizational capability and financial condition of OFS Advisor and its affiliates, and concluded that the organizational capability and financial condition of OFS Advisor were reasonable; and

•
The possibility of obtaining similar services from other third-party service providers or through an internally managed structure, and concluded that our current externally managed structure with OFS Advisor as our investment advisor was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the fees payable to OFS Advisor pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Additional Information
Management
Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our Board has appointed OFS Advisor as our investment adviser. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (847) 734-2000, or on the Securities and Exchange Commission website at http://www.sec.gov.
The investment committees of OFS Advisor (the "Adviser Investment Committees"), which includes the Structured Credit Investment Committee of OFS Advisor (the "Structured Credit Investment Committee"), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients that invest in CLO securities.
The purpose of the Structured Credit Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our Board. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments made by us. The members of the senior investment team of OFS Advisor (the "Senior Investment Team") are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio. The Senior Investment Team is supported by other investment professionals.
Information regarding the Structured Credit Investment Committee is as follows:

Name (1)	Age	Position
Richard Ressler	60	Chairman of Structured Credit Investment Committee
Bilal Rashid (2)	48	President and Senior Managing Director of OFSC and OFS Advisor
Jeffrey A. Cerny (2)	56	Senior Managing Director of OFSC and OFS Advisor
Glen Ostrander (2)	44	Managing Director of OFSC and OFS Advisor
Kenneth A. Brown (2)	45	Managing Director of OFSC and OFS Advisor

(1) The address for each member of the Structured Credit Investment Commitee is c/o OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) Member of the Senior Investment Team.

The Board of Directors
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.
The Board currently consists of five members, Messrs. Rashid and Cerny, Robert J. Cresci, Kathleen M. Griggs and Romita Shetty. On May 23, 2019, the Board of Directors appointed Robert J. Cresci as a director to replace Wolfgang Schubert, who resigned from the Board of Directors as of May 23, 2019.
The term of one class expires each year commencing with the 2019 annual meeting. The term of Mr. Rashid expires at 2019 annual meeting; the terms of Ms. Shetty and Mr. Cresci expire at the 2020 annual meeting; and the terms of Ms. Griggs and Mr. Cerny expire at the 2021 annual meeting. Subsequently, each class of directors will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the directors for up to a two-year period.

Information regarding our Board is as follows:

Name, Address (1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Directors
Kathleen M. Griggs (3) Age: 64	Director	2018 - Current
Ms. Griggs has been a managing director of Griggs Consulting, LLC, a consulting and advisory firm, since 2014. Prior to that, Ms. Griggs served as the Chief Financial Officer of j2 Global, Inc. from 2007 to 2014. Ms. Griggs also previously served as a Director, Audit Committee Chair and Governance Committee member for Chad Therapeutics, Inc. from 2001 to 2009. Ms. Griggs received a Bachelor of Science degree in Business Administration from the University of Redlands and a Master of Business Administration degree from the University of Southern California in Los Angeles. Ms. Griggs's term as a Class III director will expire in 2021. From her experience as a Chief Financial Officer for over 25 years in public and private companies and as a financial expert for Chad Therapeutics, a public company, Ms. Griggs has developed extensive knowledge of accounting and finance, which we believe qualifies her for service on our Board.
				1	None
Robert J. Cresci Age: 75	Director	2019 - Current
Mr. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Inc., Luminex Corporation, CIM Commercial Trust Corporation, Presbia PLC OFS Capital Corporation, a business development company managed by OFS Advisor, and Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor. Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and an M.B.A. in Finance from the Columbia University Graduate School of Business. Mr. Cresci’s term as a Class II director will expire in 2020. Mr. Cresci has broad experience in investment strategies, accounting issues and public company matters. His experience on the board of directors of other public companies and his insight on financial and operational issues are particularly valuable to our Board.

				3	Six

Name, Address (1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Directors
Romita Shetty (3) Age: 53	Director	2018 - Current
Ms. Shetty currently serves as a principal of DA Companies, parent of DA Capital LLC, a global investment manager specializing in credit and special situations. Ms. Shetty has 27 years of experience in fixed income and credit. At DA Capital she has focused on special situations, structured credit and private investments. She has also served in a management capacity as President of DA Capital Asia Pte Ltd. In 2007-2008 she ran the Global Special Opportunities group at Lehman Brothers which invested proprietary capital across the capital structure. Prior to that she co-ran North American structured equity and credit markets and the Global Alternative Investment product businesses at RBS from 2004 to 2006. Previously she worked at JP Morgan from 1997 to 2004 where she ran their Global Structured Credit Derivatives as well as Financial Institutions Solutions and CDO businesses. She started her career at Standard & Poor’s in 1990 where she worked on a wide variety of credit ratings including municipal bonds, financial institutions and asset-backed securities and managed a large part of their ABS ratings business. Ms. Shetty holds a BA (Honors) in History from St Stephens College, India and a Master of International Affairs from Columbia University. Ms. Shetty's term as a Class II director will expire in 2020. We believe that Ms. Shetty’s extensive experience in fixed income and credit management and expertise in the Company’s intended investments qualifies her for service on our Board.
				1	None

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Directors
Bilal Rashid Age: 48	Director, Chairman, and Chief Executive Officer	Director (Since 2017); Chairman (Since 2018); and President and Chief Executive Officer (Since 2017)
Mr. Rashid has served as our Chairman of the Board since 2018, and President and Chief Executive Officer since our inception in 2017. He is also Chairman of the Board and Chief Executive Officer of OFS Capital Corporation and Chairman, President and Chief Executive Officer of Hancock Park Corporate Income, Inc., President and a Senior Managing Director of OFS Advisor, Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Prior to joining OFSAM in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 20 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Mr. Rashid's term as a Class I director will expire in 2019. Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that the Company faces and which are critical to implementing our strategic goals and evaluating our operational performance.

				3	OFS Capital Corporation, a BDC managed by OFS Advisor and Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Directors
Jeffrey A. Cerny Age: 56	Director, Chief Financial Officer and Treasurer	(Director) Since 2017 (Chief Financial Officer and Treasurer) Since 2017
Mr. Cerny has served as a member of our Board, and our Chief Financial Officer and Treasurer since 2017, as the Chief Financial Officer and Treasurer of Hancock Park Corporate Income, Inc. since 2016 and as a Director since 2015 and Chief Financial Officer and Treasurer of OFS Capital Corporation since 2014. Mr. Cerny also serves as a Senior Managing Director of OFS Advisor, as a Vice President of OFSAM, and as a member of OFSAM’s investment and executive committees. Mr. Cerny oversees the finance and accounting functions of Hancock Park and OFS Capital Corporation as well as the underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSAM in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law. Mr. Cerny's term as a Class III director will expire in 2021. Mr. Cerny brings to our Board extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our Board. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.
				2	OFS Capital Corporation, a BDC managed by OFS Advisor

(1) The address of each director is 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) The “Fund Complex” includes the Company, OFS Capital Corporation and Hancock Park Corporate Income, Inc.
(3) Designated as a preferred stock director.

Compensation of Directors
The following table sets forth the compensation paid to our directors for the six months ended April 30, 2019:

Name of Director	Fees Earned (2)	All Other Compensation	Total
Independent Directors
Robert J. Cresci (3)	$—	—	$—
Kathleen M. Griggs	$30,000	—	$30,000
Wolfgang Schubert (3)	$30,000	—	$30,000
Romita Shetty	$30,000	—	$30,000
Interested Directors
Bilal Rashid (1)	—	—	—
Jeffrey A. Cerny (1)	—	—	—
(1) No compensation is paid to directors who are “interested persons.”
(2) Each independent director receives an annual fee of $50,000. In addition, the chairman of each committee receives an annual fee of $10,000 for his or her additional services in this capacity. The annual fee that each independent director receives will increase to $75,000 when the Company's net asset value reaches $125.0 million. We also reimburse our independent directors for reasonable out-of-pocket expenses incurred in attending our Board and committee meetings. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
(3) On May 23, 2019, the Board of Directors appointed Robert J. Cresci as a director to replace Wolfgang Schubert, who resigned from the Board of Directors as of May 23, 2019.
Director Ownership of Company Shares
The table below sets forth the dollar range of the value of shares of our common stock that are owned beneficially by each director as of April 30, 2019. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company as of April 30, 2019 (1)
Independent Directors
Robert J. Cresci (3)	None
Kathleen M. Griggs	None
Wolfgang Schubert (3)	None
Romita Shetty	None
Interested Directors
Bilal Rashid	Over $100,000 (2)
Jeffrey A. Cerny	Over $100,000 (2)

(1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.
(2) Messrs. Rashid and Cerny beneficially own securities of the Company through their indirect ownership of an affiliate of OFS Advisor. Messrs. Rashid and Cerny each own shares of the Company's common stock directly and each may be deemed to beneficially own the shares of the Company's common stock that OFSAM owns.
(3) On May 23, 2019, the Board of Directors appointed Robert J. Cresci as a director to replace Wolfgang Schubert, who resigned from the Board of Directors as of May 23, 2019.

Officers Who Are Not Directors
Information regarding the Company’s officers who are not directors is as follows:

Name	Age	Position
Jeffery S. Owen	54	Chief Accounting Officer
Mukya S. Porter	44	Chief Compliance Officer
Tod Reichert	57	Corporate Secretary
The following is information concerning the business experience of our officers.
Jeffery S. Owen has served as our Chief Accounting Officer since 2017 and has served as the Chief Accounting Officer of Hancock Park Corporate Income, Inc. and OFS Capital Corporation since 2016. Mr. Owen also serves as the Chief Accounting Officer and Controller of OFS Advisor. Mr. Owen has over 25 years of experience in public and private accounting. Prior to joining OFS Advisor in November of 2015, Mr. Owen served as Senior Vice President of Corporate Accounting for Northern Trust Corporation. Before joining Northern Trust Corporation in 2010, he held various positions at Aon Corporation, Web Street, Inc., CNA Financial Corporation, and Ernst & Young LLP, an international public accounting firm. Mr. Owen holds a Bachelor of Accountancy from the University of Oklahoma and a Masters of Business Administration from The University of Chicago Graduate School of Business. Mr. Owen is also a Certified Public Accountant and a CFA charterholder.
Mukya S. Porter has served as our Chief Compliance Officer since 2017 and has served as the Chief Compliance Officer of Hancock Park Corporate Income, Inc., OFS Capital Corporation and OFS Advisor since 2017, in which capacity she oversees the compliance and risk management functions. Prior to her appointment, Ms. Porter served as Deputy Chief Compliance Officer and General Counsel-Compliance of CIM Group, having joined the firm in August 2016 and is responsible for management of the day-to-day responsibilities of CIM’s compliance program. From June 2012 to August 2016, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, L.P. ("Oaktree"), an alternative investment adviser, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company (“PIMCO”) from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
Tod K. Reichert has served as our Corporate Secretary since 2017, as the Corporate Secretary of Hancock Park Corporate Income, Inc. and OFS Capital Corporation since 2017, and as Managing Director, Legal and Administration and General Counsel of OFS Advisor, in which capacity he oversees the legal and administration functions of the firm. Mr. Reichert has over 20 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFS Advisor, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (NASDAQ: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board of Directors and senior management team, while serving as a member of the MCG credit committee and the Small Business Investment Company investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina.
Conflicts of Interest

Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably over time with other entities managed by OFS Advisor and its affiliates.

To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (i) its internal allocation policy, (ii) the requirements of the Advisers Act, and (iii) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	The status of tax restrictions and tests and other regulatory restrictions and tests;

•	risk and return portfolio of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.

When not relying on the Order (defined below), priority as to opportunities will generally be given to clients that are in their “ramp-up” period over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period. In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made.

Co-Investment With Affiliates. In certain instances, we may co-invest on a concurrent basis with other accounts managed by OFS Advisor or certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. On October 12, 2016, OFS Advisor and certain funds that it manages received exemptive relief from the SEC, which we are able to rely on, that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor provided we comply with certain conditions (the "Order"). Pursuant to the Order, we are generally permitted to co-invest with such funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Company are available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting the Company by mail at 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606 by telephone at (847) 734-2000 or on its website at
http://www.ofscreditcompany.com

Proxy Voting Records

Information regarding how OFS Advisor voted proxies relating to the Company’s portfolio securities is available: (1) without charge, upon request, by calling collect (847) 734-2000; and (2) on the SEC’s website at http://www.sec.gov. Information about how OFS Advisor voted proxies with respect to the Company's portfolio securities during the most recent period ended April 30 can be obtained by making a written request for proxy voting information to: OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.

[End of Semi-Annual Report]

Transfer Agent, Registrar, Dividend
Disbursement and Stockholder Servicing Agent
American Stock Transfer and Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449

www.ofscreditcompany.com

OFS CREDIT

Item 2. Code of Ethics.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant.

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments.

A schedule of investments is included in the Company's report to stockholders under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) The information required by this Item is only required in an annual report on this Form N-CSR.

(b) There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this Item in the Company's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There have been no purchases by or on behalf of the Company of shares or other units of any class of the Company’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this semi-annual report on Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)   Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the 1940 Act, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this semi-annual report on Form N-CSR, the Chief Executive Officer and Chief Financial Officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in this semi-annual report on Form N-CSR is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in this semi-annual report on Form N-CSR is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Company’s second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Company did not engage in securities lending activity during the six months ended April 30, 2019.

Item 13. Exhibits.

(a)(1)	Joint Code of Ethics of Ethics of OFS Credit Company, Inc., OFS Advisor and Hancock Park Corporate Income, Inc.
(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFS CREDIT COMPANY, INC.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: June 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: June 18, 2019

By:	/s/ Jeffrey A. Cerny
Jeffrey A. Cerny
Chief Financial Officer
Date: June 18, 2019